ACQUISITIONS	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
ACQUISITIONS
NOTE 4:	ACQUISITIONS

a.	Content IQ LLC

On January 14, 2020, the Company consummated the acquisition of Content IQ LLC (“Content IQ”), a privately held company founded in 2014, based in New York City. Content IQ has created data algorithm and analytics tools that deconstruct content, revenue and distribution to solve current major digital publishing challenges.

The total consideration for the acquisition was $37,838, comprised of $15,000 paid in cash at closing and a contingent consideration (with a maximum amount of up to $47,050), tied to revenue and EBITDA-based metrics over a period of two years, estimated at fair value of $22,838 on the acquisition date. As of December 31, 2022, the contingent consideration is estimated at fair value of $17,820. The change in fair value of the contingent consideration was recorded to general and administrative expenses. In addition, the acquisition includes a retention-based component of up to $11,000.

b.	Pub Ocean

On July 22, 2020, the Company acquired the net assets of Pub Ocean Limited, also known as “Pub Ocean” (the “Pub Ocean Acquisition"), digital publisher-focused technology company with scalable content distribution and real-time revenue analytics technology.

The total consideration for the acquisition was $13,399, comprised of $4,000 paid in cash at closing and a contingent consideration (with a maximum amount of up to $17,000), tied to financial targets over a two-year period, estimated at fair value of $9,399 on the acquisition date. In addition, the acquisition includes a retention-based component of up to $1,000. As of December 31, 2022, the remaining balance of the contingent consideration was settled. In 2022, the change in fair value of the contingent consideration that was recorded to general and administrative expenses was $3,816.

c.	Vidazoo

On October 4, 2021, the Company consummated the acquisition of Vidazoo Ltd., also known as “Vidazoo” (the “Vidazoo Acquisition”), a leading video technology company that enables both advertisers and publishers to deliver high impact content and advertising to consumers.

The total consideration for the acquisition was $90,038, comprised of $35,000 paid in cash at closing, contingent consideration (with a maximum amount of up to $58,545), tied to financial targets over a period of 2.25 years, estimated at fair value of $48,903 on the acquisition date, and a net working capital in the amount of $6,135 which will be set-off against collection. As of December 31, 2022, the contingent consideration is estimated at fair value of $45,875.

The following table summarizes the allocation of the purchase price consideration as of the acquisition date and the adjustment included in the measurement period adjustment for the transaction noted above:

	Initially Reported as of December 31, 2021	Measurement Period Adjustment	December 31, 2022
Net Assets	$6,291	$-	$6,291
Technology	31,005	5,358	36,363
Customer Relationship	8,194	1,490	9,684
Deferred Taxes	(4,704)	(820)	(5,524)
Goodwill	36,962	6,262	43,224
Net assets acquired	$77,748	$12,290	$90,038

The initially reported amounts presented in the table above pertained to the preliminary purchase price allocation reported in the Company's 2021 financial statements. The measurement period adjustment was primarily associated with the Goodwill and Intangible Assets and Deferred taxes assets related.

Technology includes publishing orchestration system with proprietary data algorithms and analytic tools which deconstruct content, revenue and distribution to solve digital publishing challenges. The technology is amortized over the estimated useful life of 7 years using the straight-line method.

Customer relationships is derived from customer contracts and related customer relationships with existing customers. Customer relationships is amortized based on the accelerated method over the estimated useful life of 8 years.